Exhibit 10.22

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF 15

6. ISSUED BY CODE N00421
NAVAL AIR WARFARE CENTER AD (PAX)
CODE 2.5.1.4.5 BLDG. 441
21983 BUNDY ROAD
PATUXENT RIVER, MD 20670

7. ADMINISTERED BY (*IF OTHER THAN 6*) CODE S0701A
DCM HARTFORD
130 DARLIN STREET
EAST HARTFORD, CT 06108-3234

9. CONTRACTOR CODE 1XPH2 FACILITY
NAME AND ADDRESS
JMAR/SAL NANOLITHOGRAPHY INC
ROBERT SELZER
21 GREGORY DRIVE
SOUTH BURLINGTON, VT 05403

10. DELIVER TO FOB POINT BY (DATE) (*YYYYMMDD*)
SEE SCHEDULE

11. MARK IF BUSINESS IS
X SMALL
SMALL DISADVANTAGED
WOMEN-OWNED

12. DISCOUNT TERMS
NET 30 DAYS

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0337
DFAS COLUMBUS CENTER
DFAS-CO/NORTH ENTITLEMENT OPERATIONS
PO BOX 182266
COLUMBUS, OH 43218-2266

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
See Schedule

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICES	20 QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE				

24. UNITED STATES OF AMERICA
TEL:
EMAIL:
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL $2,100,000.00
26. DIFFERENCES

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
SUE R. WAINWRIGHT

c. DATE (*YYYYMMDD*)
2004/09/23

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

28. SHIP NO.
PARTIAL
FINAL

29. DO VOUCHER NO.

30. INITIALS

f. TELEPHONE NUMBER

g. E-MAIL ADDRESS

31. PAYMENT
COMPLETE
PARTIAL
FINAL

32. PAID BY

33. AMOUNT VERIFIED CORRECT FOR

34. CHECK NUMBER

35. BILL OF LADING NO.

42. S/R VOUCHER NO.

37. RECEIVED AT

38. RECEIVED BY

39. DATE RECEIVED (*YYYYMMDD*)

40. TOTAL CONTAINERS

41 S/R ACCOUNT NO.

DD Form 1155, DEC 2001 PREVIOUS EDITION IS OBSOLETE

ORDER FOR SUPPLIES OR SERVICES PAGE 1 OF 15 1. CONTRACT/PURCH. ORDER/ AGREEMENT NO. 2. DELIVERY ORDER/CALL NO. 3. DATE OF ORDER/CALL 4. REQ./PURCH. REQUEST NO. N00421-02-D-3189 0003 2004 Sep 23 SEE SCHEDULE 5. Priority 6. ISSUED BY CODE N00421 7. ADMINISTERED BY (IF OTHER THAN 6) CODE S0701A NAVAL AIR WARFARE CENTER AD (PAX) CODE 2.5.1.4.5 BLDG. 441 DCM HARTFORD 21983 BUNDY ROAD 130 DARLIN STREET PATUXENT RIVER, MD 20670 EAST HARTFORD, CT 06108-3234 8. DELIVERY FOB X DESTINATION OTHER (See Schedule if other.) 9. CONTRACTOR CODE 1XPH2 FACILITY 10. DELIVER TO FOB POINT BY (DATE) 11. MARK IF BUSINESS IS (YYYYMMDD) SEE SCHEDULE JMAR/SAL NANOLITHOGRAPHY INC X SMALL NAME ROBERT SELZER 12. DISCOUNT TERMS SMALL AND 21 GREGORY DRIVE NET 30 DAYS DISADVANTAGED ADDRESS SOUTH BURLINGTON, VT 05403 WOMEN-OWNED 13. MAIL INVOICES TO THE ADDRESS IN BLOCK SEE ITEM 15 15. PAYMENT WILL BE MADE BY CODE DFAS COLUMBUS CENTER MARK ALL DFAS-CO/NORTH ENTITLEMENT OPERATIONS PACKAGES AND 14. SHIP TO CODE PO BOX 182266 PAPERS WITH IDENTIFICATION NUMBERS IN SEE SCHEDULE COLUMBUS, OH 43218-2266 HQ0337 BLOCKS 1 AND 2. 16. TYPE OF DELIVERY/ ORDER CALL X This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract. PURCHASE Reference your quote dated Furnish the following on terms specified herein. REF : ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME. JMAR/SAL NANOLITHOGRAPHY, INC. ROBERT SELZER ROBERT SELZER, VP OF TECHNOLOGY 2004-09-23 NAME OF CONTRACTOR SIGNATURE TYPED NAME AND TITLE DATE SIGNED X If this box is marked, supplier must sign Acceptance and return the following number of copies: 2 (YYYYMMDD) 17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE See Schedule 20 QUANTITY ORDERED/ 18. ITEM NO. 19. SCHEDULE OF SUPPLIES/SERVICES ACCEPTED* 21 .. UNIT 22. UNIT PRICE 23. AMOUNT SEE SCHEDULE 24. UNITED STATES OF AMERICA TEL: EMAIL: *If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle. BY: CONTRACTING/ORDERING OFFICER 25.TOTAL $2,100,000.00 26. DIFFERENCES 27A. QUANTITY IN COLUMN 20 HAS BEEN INSPECTED RECEIVED ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED c. DATE b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE (YYYYMMDD) d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE SUE R. WAINWRIGHT 2004/09/23 SUE R. WAINWRIGHT e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE 28. SHIP NO. 29. DO VOUCHER NO. 30. INITIALS PARTIAL 33. AMOUNT VERIFIED f. TELEPHONE NUMBER g. E-MAIL ADDRESS FINAL 32. PAID BY CORRECT FOR 31. PAYMENT 36. I certify this account is correct and proper for payment. COMPLETE 34. CHECK NUMBER a. DATE (YYYYMMDD) b. SIGNATURE AND TITLE OF CERTIFYING OFFICER PARTIAL FINAL 35. BILL OF LADING NO. 40. TOTAL 42. S/R VOUCHER NO. 37.RECEIVED AT 38. RECEIVED BY 39. DATE RECEIVED 41 S/R ACCOUNT NO. DD Form 1155, DEC 2001 PREVIOUS EDITION IS OBSOLETE

     Section B — Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1	Lot	$2,100,000.00	$2,100,000.00
	SUPPLIES OR SERVICES
	FFP
	Develop, design, and provide semiconductor chips and related Point X-Ray Lithography Technology, material and services in accordance with the Attachment (1) Statement of Work (SOW), Attachment (2) Milestone Payment Schedule and Attachment (3) Performance Questionnaire.
	FOB: Destination
	PURCHASE REQUEST NUMBER: 0031890003

				NET AMT	$2,100,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101			Lot
	FUNDING IN SUPPORT OF LINE ITEM 0001
	FFP
	FOB: Destination
	PURCHASE REQUEST NUMBER: 0010111063

				NET AMT	$0.00
	ACRN AA				$2,100,000.00
	CIN: 001011106300001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot		NSP
SUPPLIES OR SERVICES
FFP
Scientific and Technical data for Item 0001 in accordance with Exhibit “A” Contract Data Requirements List DD-Form 1423
FOB: Destination

NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Lot		NSP
SUPPLIES OR SERVICES
FFP
Administrative and Financial Data for Item 0001 in accordance with Exhibit “B” Contract Data Requirements List DD-Form 1423
FOB: Destination

NET AMT

Section E — Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

     Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	N/A	N/A	N/A	N/A
000101	N/A	N/A	N/A	N/A
0002	N/A	N/A	N/A	Government
0003	N/A	N/A	N/A	Government

Section F — Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 23-SEP-2004 TO	N/A	NAVAL AIR WARFARE CENTER (PAX)	N00421
	30-JUL-2005		SUPPLY DEPARTMENT BLDG.665
47179 VAUGHN RD. (NASSU)
PATUXENT RIVER MD 20670-1614
FOB: Destination

000101	N/A	N/A	N/A	N/A

0002	POP 23-SEP-2004 TO	N/A	NAVAL AIR WARFARE CENTER (PAX)	N00421
	30-JUL-2005		SUPPLY DEPARTMENT BLDG.665
47179 VAUGHN RD. (NASSU)
PATUXENT RIVER MD 20670-1614
FOB: Destination

0003	POP 23-SEP-2004 TO	N/A	(SAME AS PREVIOUS LOCATION)	N00421
	30-JUL-2005		FOB: Destination

Section G — Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 9740400 1304 252 00019 0 050119 2D 000000
COST CODE: AIR406541110
AMOUNT: $2,100,000.00
CIN 001011106300001: $2,100,000.00

Section J — List of Documents, Exhibits and Other Attachments

STATEMENT OF WORK
ATTACHMENT (1)

ADVANCED MANUFACTURING OF X-RAY PROXIMITY MASKS FOR SUB-100nm DEVICES

SEPTEMBER 3, 2004

1	INTRODUCTION/BACKGROUND

1.1	The effectiveness of our 21st Century Warfighting capability is predicated on a combination sensor and communications networks that enable the timely flow of the “right” information to all echelons of Warfighters engaged in military operations. Such technology is necessary to provide warfighters the Single Integrated Picture (SIP)/Common Operational Picture (COP) required to engage an enemy. These technologies can also be used for humanitarian applications as well as for evaluation of the real and/or synthetic systems. At the heart of these military and homeland defense systems are advanced technology components (e.g., processors, RF sub-systems, photonics, MEM’s, system-on-a-chip (SOC), etc.), which provide the US substantial advantage over any adversary. The performance of these enabling technologies has continued to advance at an amazing rate — this rate is referred to as Moore’s Law. One of the major factors contributing to this growth in computational performance, efficiency, spectrum of performance, bandwidth, etc. is the ability to manufacture these products with ever decreasing geometries using advanced lithographic tools, including X-ray lithography. Both the Government and industry have invested in X-ray lithography technology development and demonstration since the 1980’s at a level approaching a billion dollars. Such tools now exist in small numbers and are being used for defense products on a limited basis. X-ray lithography is not yet an accepted technology for commercial device manufacturing. Because of the importance of the X-ray Program and technology to the U.S. Defense community, this effort to advance the mask technology and bridge the gap between limited defense applications and self-sustaining commercial responsibility is established with this contract. Hence, work under this contract shall give preference to defense applications but will also seek commercial business in order to eventually establish a self-sustaining business capability.

1.2	The focus of this Program is the development of the U.S. X-ray mask source and the JMAR/BAES ability to expose these masks for DOD and commercially related programs. To help accomplish these goals, JMAR will award a subcontract to BAESystems, Nashua, NH to demonstrate the fabrication of an Air Force Research Laboratory (AFRL) device to be used in space and other applications. BAE Systems Nashua and Manassas together with JMAR propose to demonstrate fabrication of CRAM with 35-50 nm contact holes enabling 4 Mb and higher densities. The demonstration involves fabrication of CRAM wafers utilizing chalcogenide at the Mansassas Foundry up to the chalcogenide via hole level. Via hole lithography will be performed utilizing current X-ray lithography tools such as DPF system at Nashua and CP system at Burlington. The wafers will then be completed and evaluated at Manassas. The proposed program includes two reduction printing approaches. This demonstration will enable future production of high density CRAM using X-ray lithography for high-priority, military and space applications. Chalcogenide-based memories, when combined with a Rad Hard CMOS base technology, provide an attractive solution meeting the needs of space-based applications for non-volatile memory.

1.3	The Contractor is developing the technology for limited manufacturing of X-ray Proximity Masks for sub-100 nanometer (nm) devices. The initial work will build on efforts either previously or currently sponsored by the Government — largely DARPA — as well as the private sector. The Army Research Lab has expressed great interest in an X-ray Microscope (XRM) and X-ray NanoProbe (XNP). Order to demonstrate these tools a type of X-ray mask called a “Zone Plate” or ZP mask is needed. JMAR will use technology developed under the mask program to produce ZP masks and usable ZP optics for these important developments. As the program progresses work may include the appropriate infrastructure technologies (e.g., materials/films for masks, mask blanks, cleaning technology, resists, patterning tools, metrology, inspection technology, handling technology, etc.). In doing so, the Contractor may form sub-contracting and/or teaming arrangements with necessary partners to sustain a mask making capability for defense and commercial applications. Masks fabricated during this effort may be for internal use of the Contractor, his teammates, for outside defense/commercial customers, or for delivery to the Government.

2	SCOPE

2.1	The Contractor and CNTech, working under a task already funded in BAA 01-08, will obtain and provide for evaluation XRL/CPL/ZP masks using the services of this proposal. The purpose of this effort is to characterize masks and membrane films for Next Generation X-ray (NGX), X-Ray Microscope (XRM) and X-ray NanoProbe (XNP), in particular X-ray mask substrates and optics. This work will be accomplished in cooperation with vendors of thin films. An additional goal of this effort will be to establish a commercial U.S.-based supplier or suppliers of thin-fil or other substrates for X-ray masks. The scope of the study includes evaluation of thin films for membranes from various vendors. The surface roughness, stress and thickness uniformity, and composition will be evaluated by conventional surface analysis techniques. Also, the capability of using the thin films to form membranes will be evaluated through the production of actual NGL mask substrates and masks. Further, these masks will be evaluated for use in wafer printing X-ray optics (contract and optical alignment capability) and for radiation damage at BAE Systems, Nashua NH.

2.2	As the program progresses, it may be necessary for the contractor to lease or purchase appropriate tools or technology to enable the operation of a mask prototype manufacturing facility. This is considered to be within the scope of the overall effort, but not deemed necessary under this delivery order. Recommendations for future leases/purchases will be described in CDRL Item A004, the detailed program plan.

2.3	Assumptions

2.3.1	Right-to-use licenses for any Contractor-proprietary designs or software shall be provided for the duration of the initial funded contract period of performance.

2.4	Constraints

2.4.1	Right-to-use licenses do not imply transfer of ownership or rights to proprietary development.

3.0	REQUIREMENTS

3.1	The contractor shall continue the development of XRL-CPL-ZP mask technology and shall deliver 16 advanced masks.

3.2	The contractor shall demonstrate the exposure capability of these masks to make devices using facilities with the necessary requisite equipment and expertise, i.e. BAES XRL Dense Plasma Source in Nashua, NH and the facilities of JMAR Systems CPL source in Burlington, VT.

3.3	The contractor, shall support the build of 4MB CRAM devices (i.e. utilizing a subcontract with BAE Systems) in conjunction with a joint AFRL-BAES Manassas program and help design 16MB CRAM devices.

3.4	The contractor shall support BAE Systems’ build of advanced F-22 MMIC devices by procuring XRL- CPL masks for the next generation devices.

3.5	The contractor shall support work initiated by CNTech under previous DARPA programs. JMAR, under a subcontract to CNTech will develop a “Mesa Mask” or “Butte Mask” form factor. JMAR will verify the capability of this form factor to do close gap- high resolution XRL-CPL-ZP.

3.6	The contractor shall facilitate the manufacture of XRL-CPL-ZP masks using a new U.S. supplier. This will be accomplished under a subcontract with CNTech who will act as the contractor’s “Expert” for mask process in teaching the techniques needed for XRL-CPL-ZP mask manufacture to XRADIA of Concord, CA.

3.7	The contractor shall manage a subcontract with UVM who will model the Aeroelastic performance of XRL-CPL-ZP masks to ensure the ability to design future masks with smaller gapping capabilities. They will also validate the mechanical designs provided under the other CNTech and XRADIA subcontracts, looking at the performance of the MESA or Butte Mask and thicker substrates.

3.8	The contractor shall continue to develop a supply of U.S. sources mask membranes from FLXmicro in Solon, OH. U.S. and Canadian manufacturers of masks under this contract will obtain their mask blanks from FLXmicro.

3.9	The contractor shall, using mask making tools obtained from IBM, inspect all produced masks for compliance with design and specification parameters and report on the results.

3.10	The contractor shall manage the manufacture and delivery of the cited XRL-CPL-ZP mask (sets) during the contract timeframe. A total of 16 masks shall be delivered under the contract. The mix and quantities listed below may be periodically reviewed with team members and the government and may be adjusted to meet program needs. JMAR systems shall give preference to the U.S. suppliers according to demonstrated quality, cost and delivery. JMAR systems shall notify NAVAIR contracts, in writing, before any changes are made to the type or quantity of masks to be delivered.

3.11	Prior to shipment, CNTech, XRADIA, Quantiscript and NTT-AT will measure all products to determine conformance with the Product Performance Specifications. JMAR will in turn receive, verify specifications and inspect each mask prior to actual exposure testing at JMAR, BAES or both sites following delivery and acceptance by JMAR Systems. The quality of the masks and exposures will be reported on in the Monthly Program Status Report (MPSR).

3.12	JMAR Systems shall provide Program Management of all tasks in the SOW.

3.13	Performance Measurement

3.13.1	The Contractor shall participate in an evaluation of no less than every six months using the survey found in Attachment (2) entitled “Performance Measurement Survey.” The TPOC is responsible for facilitating the collection process and ensuring that performance metrics are obtained in accordance with said schedule.

3.13.2	Results of this survey will be used to determine future Task Order awards and/or continuation of current Task Order awards under this IDIQ Contract. Less than favorable responses may adversely impact continuation of performance on respective Delivery/Task Orders.

3.13.3	The PCO and the TPOC will review the assessed metrics within two weeks of submission by the contractor. Performance metrics will be shared with the contractor at the end of each collection and assessment period.

4	DELIVERABLES

2.5	The contractor, in collaboration with CNTech, XRADIA, Quantiscript and NTT-AT shall provide the following masks as deliverables:

4.1.1	Five (5) CRAM masks from XRADIA via the CNTech subcontracts

4.1.2	Four (4) CRAM masks from Quantiscript Purchase Orders

4.1.3	Four (4) ZP masks for XRM/XNP from CNTech Purchase Orders

4.1.4	Three (3) 80nm LED array and test masks from NTT-AT Purchase Orders

2.6	The contractor shall submit a monthly progress/status/milestone report in accordance with CDRL Item A002 contained in the basic contract award.

4.1.	The contractor shall submit a monthly funds expenditure report in accordance with CDRL Item B001 contained in the basic contract award for the Period of Performance.

4.2.	The contractor shall submit agenda, presentation material and minutes at all planning or technical interchange meetings in accordance with CDRL Items A003, A007 and A008. Contractor shall distribute minutes of all reviews and TIMS within ten (10) working days of completion of the review/meeting.

4.3.	The contractor shall submit a detailed program plan in accordance with CDRL Item A004 contained in the basic contract award.

4.4.	The contractor shall submit a Delivery Order Summary Report in accordance with CDRL Item A005 contained in the basic contract award.

4.5.	The contractor shall submit an Acceptance Test Plan in accordance with CDRL Item A006 contained in the basic contract award.

4.6.	The contractor shall submit a Final Report in accordance with CDRL Item A009 contained in the basic contract award.

4.7.	The contractor shall submit a Data Accession List/Internal Data in accordance with CDRL Item A010 contained in the basic contract award.

     PAYMENT MILESTONE SCHEDULE
     ATTACHMENT (2)

						Percent-
		Event Type		Accomplishment	Verification	age of
CLIN	Event No.	(See Note 1)	Description	expected	Method	Payment	Event Value	Target Date

0001	1	S	Continued development of XRL-CPL-ZP mask technology and design of 16 advanced masks.	Place subcontracts with CNTech, BAE and Brian Grennon; provide engineering development and mgmt oversight.	Copies of executed subcontract agreements with CNTech, BAE & B. Grennon.	20%	$419,518	30-Sep-04

0001	2	C	Demonstrate the exposure capability of these masks to make devices using facilities with the necessary requisite equipment and expertise.	Conduct demonstrations (Sow 3.2) using BAE XRL Dense Plasma Source and JMAR Systems CPL Source; and, submit monthly status reports which demonstrates commensurate/timely progress on mask technology.	Certification by the Contractor; and, assessment by TPOC that monthly status reports demonstrate commensurate progress on mask technology includes report on validation of mechanical designs.	13%	$265,951	30-Oct-04

	3	C	Continued development of XRL-CPL-ZP mask technology; support the build of 4MB CRAM devices (BAE) and contribute to the design of XRL-CPL-ZP masks in conjunction with a joint AFRL-BAES Manassas program and help design of 16 MB CRAM devices; and, provide for the modeling of the Aeroelastic performance of XRL/CPL masks to ensure the ability to design future masks with smaller gapping capabilities.	Place subcontract with UVM for modeling; payments to subcontractor's current; provide required engineering development and mgmt over site to ensure progress is made IAW contract objectives; and, submit monthly status reports which demonstrates commensurate/timely progress on mask technology. Validate mechanical designs provided under the CNTech and XRADIA subcontracts.	Copy of executed subcontract agreement with UVM; payments to subcontractors current; and, assessment by TPOC that monthly status reports demonstrate commensurate progress on mask technology includes report on validation of mechanical designs). Certification by the Contractor.	9%	184,153	30-Nov-04

0001	4	C	Continued development of XRL-CPL-ZP mask technology; facilitate the manufacture of XRL/CPL masks using a new US supplier. Demonstrate the exposure capability of these masks to make devices using facilities with the necessary requisite equipment and expertise.	Interim payments to and coordination with BAE, CNTech (2 POs) & UVM for work on evaluation of masks. Majority of materials purchased. Required Monthly Status reports submitted.	Delivered in place 5 masks and Progress; and, assessment by TPOC that monthly status reports demonstrate commensurate progress on mask technology. Certification by the Contractor.	14%	288,276	30-Dec-04

						Percent-
		Event Type		Accomplishment	Verification	age of
CLIN	Event No.	(See Note 1)	Description	expected	Method	Payment	Event Value	Target Date

0001	5	C	Continued development of XRL-CPL-ZP mask technology.	Three (3) masks developed, final payments (excluding fee) to subcontractors, payment to BAE for 3 additional masks, trips to BAE Manassas for engineering development and coordination.	Certification by Contractor. Three (3) masks delivered in place. Copy of order to BAE for additional (3) masks. An assessment by TPOC that monthly status reports demonstrate commensurate progress on mask technology.	22%	$456,105	30-Mar-05

0001	6	C	Continued development of XRL-CPL-ZP mask technology.	Eight (8) masks delivered. Final fee payment to BAES for CRAM Effort -fee. On-site overview/support to BAE Manassas.JMAR to inspect materials at BAE.	Certification by Contractor. Eight (8) masks delivered in place. Copy of order to BAE for additional masks. Copy of receipt of masks delivered by CNTech. A written assessment by TPOC that monthly status reports demonstrate commensurate progress on mask technology.	13%	$275,997	30-Jun-05

0001	7	C	Final Payment for Year 3 Mask Contract with JMAR Systems Final Inspection and Acceptance of Products.	Final Acceptance of all products produced during YR3 Mask Contract. Verification of specifications for conformance with the Product Performance Specifications. Delivery of all products (16). Final Report submitted.	Copies of verification documentation. DD-250 signed-off by the Government's TPOC.	10%	$210,000	30-Jul-05

TOTAL						100%	$2,100,000

Note 1: Event type: Severable (S) or Cumulative (C)

PERFORMANCE QUESTIONNAIRE
ATTACHMENT (3)

PERFORMANCE MEASUREMENT SURVEY

1.	Understanding of The Technology

Poor									Excellent
1	2	3	4	5	6	7	8	9	10

Rating Based Upon:
☐Peer/Colleague Recognition (Do you and/or others consider them subject matter experts)
☑Published and/or Presented Material (Papers, Articles, Lectures/Presentations, etc.)
☑Past Contracts and Subcontracts Experience
☐Other:

2.	Ability to Incorporate Technology Into Relevant Priority Programs/Systems

Poor									Excellent
1	2	3	4	5	6	7	8	9	10

Rating Based Upon:
☑Technology Advancing Towards Desired Goal
☑Relevance To Current/Projected Fleet Needs
☐Will It Be Delivered To Customers In A Timely Manner
☑Demonstrated Ability to Incorporate Technology into Applicable Platforms/Systems
☑Demonstrated Knowledge of Related Systems/Network
☐Other:

3.	Ability To Plan, Coordinate and Manage a Development Effort

Poor									Excellent
1	2	3	4	5	6	7	8	9	10

Rating Based Upon:
☑Appropriate Personnel/Resources
☑Cost Accountability
☑Ability To Adapt to Evolving Developmental Environment
☐Early Identification of Problems/Issues/Risks and Develop Mitigations Plans
☐Utilized Disciplined Program Planning and Tracking Methodology
☐Other:

4. Understanding of Applicable Procedures

Poor									Excellent
1	2	3	4	5	6	7	8	9	10

Rating Based Upon:
☐Patents (Filing Procedures, Timeliness of Filing)
☐Test and Evaluation Plans/Approvals (to include flight testing if applicable)
☐Security/OPSEC
☑Information Technology (IT)
☐Commercial Software Development Standards
☑IEEE Standards
☑System Engineering and Development Standards
☐NAVAIR Standards
☐Other:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Statement of Work	3
Attachment 2	Payment Milestone Schedule	2
Attachment 3	Performance Questionnaire	2
Attachment 4	TEST	5